                      NOTICE OF GUARANTEED DELIVERY FOR
                               PANAVISION INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Panavision Inc. (the 'Company') made pursuant to the
Prospectus, dated          , 1998 (the 'Prospectus'), if certificates for the
outstanding 9 5/8% Senior Subordinated Discount Notes due 2006 (the 'Old Notes') are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to First Trust National Association (the 'Exchange Agent') as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                The Exchange Agent for the Exchange Offer is:
                             THE BANK OF NEW YORK

                        By Hand or Overnight Delivery:

                             The Bank of New York
                              101 Barclay Street
                       Corporate Trust Services Window,
                                 Ground Floor
                           New York, New York 10286
                         Attn: Reorganization Section

                           Facsimile Transmissions:
                         (Eligible Institutions Only)

                                (212) 815-6339

                           To Confirm by Telephone
                           or for Information call:
                                (212)
                              Attn:

                        By Registered or Certified Mail:

                              The Bank of New York
                          101 Barclay Street, Floor 7E
                            New York, New York 10286
                          Attn: Reorganization Section

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in 'The Exchange Offer--Guaranteed Delivery Procedures' section of the Prospectus.

Principal Amount at Maturity of Old Notes Tendered:*

$
 -----------------------------

Certificate Nos. (if available):                          If Old Notes will be delivered by book-entry transfer to The
                                                          Depository Trust Company, provide account number.

                                                          Account Number
 -----------------------------                                          -----------------------------

Total Principal Amount at Maturity Represented
 by Old Notes Certificate(s):
$
 -----------------------------

* Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                PLEASE SIGN HERE

X
    ------------------------------------------------------      ----------------
X
    ------------------------------------------------------      ----------------
        Signature(s) of Owner(s)                                  Date
        or Authorized Signatory

        Area Code and Telephone Number:______________________________

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                     PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
         -----------------------------------------------------------------------

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Capacity:
          ----------------------------------------------------------------------
Address(es):
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
                                   GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in 'The Exchange Offer--Guaranteed Delivery Procedures' section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.

Name of Firm:
              ------------------------------------------------------------------
Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      (Zip Code)
Area Code and
Telephone No.:
               -----------------------------------------------------------------

--------------------------------------------------------------------------------
                            (Authorized Signature)
Name:
      --------------------------------------------------------------------------
                            (Please Type or Print)

Title:
       -------------------------------------------------------------------------
Dated:                                                                    , 1998
       ------------------------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
      OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.